STATE STREET INSTITUTIONAL FUNDS

State Street Institutional Income Fund

(the “Fund”)

Supplement dated January 10, 2018 to the Statement of Additional Information (“SAI”)

dated April 30, 2017, as supplemented

Effective immediately, Matthew Nest has replaced William Healey as a portfolio manager of the Fund. Accordingly, effective immediately, the SAI is revised as follows:

In the sub-section entitled “Portfolio Managers – Other Accounts Managed” within the section entitled “Management of the Trust” beginning on page 62 of the SAI, the information regarding William Healey is deleted in its entirety, and the following is added to and supplements the information in the table regarding other accounts managed by the portfolio managers of the Fund:

Fund/Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Dollar Range of Fund Securities Owned
Income Fund

Matthew Nest†	7 Other Registered Investment Companies with $4.20 billion in total assets managed.	1 Other Pooled Investment Vehicle with $0.07 billion in total assets managed.	161 Other Accounts with $60.21 billion in total assets managed.††	None

†	Information for Mr. Nest is provided as of September 30, 2017.
††	Includes 4 accounts (totaling $1.55 billion in assets under management) with performance-based fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE